Filed Pursuant to Rule 497(c)
                            Registration Nos: 333-76293
                                               811-9291


          STATEMENT OF ADDITIONAL INFORMATION

                 Bearguard Funds, Inc.

                    BEARGUARD FUND

                     P.O. Box 701
           Milwaukee, Wisconsin  53201-0701
                    1-888-288-2880
                 www.bearguardfund.com


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Bearguard Fund (the "Fund"), dated
October  28,  1999.  The Fund is a series of  Bearguard
Funds, Inc. (the "Corporation").

     A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.





This Statement of Additional Information is dated October 28, 1999.

                       TABLE OF CONTENTS

                                                         Page No.

FUND ORGANIZATION                                               3

INVESTMENT RESTRICTIONS                                         3

IMPLEMENTATION OF INVESTMENT OBJECTIVES                         4

DIRECTORS AND OFFICERS                                         12

PRINCIPAL SHAREHOLDERS                                         15

INVESTMENT ADVISER                                             15

FUND TRANSACTIONS AND BROKERAGE                                16

CUSTODIAN                                                      17

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                   17

ADMINISTRATOR                                                  17

DISTRIBUTOR AND PLAN OF DISTRIBUTION                           17

PURCHASE AND PRICING OF SHARES                                 19

REDEMPTIONS IN KIND                                            21

TAXATION OF THE FUND                                           21

PERFORMANCE INFORMATION                                        22

INDEPENDENT ACCOUNTANTS                                        23

FINANCIAL STATEMENTS                                           23

APPENDIX                                                      A-1


     In  deciding  whether to invest in the  Fund,  you
should  rely  on  information  in  this  Statement   of
Additional  Information  and related  Prospectus.   The
Fund has not authorized others to provide additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                   FUND ORGANIZATION

     The   Corporation  is  an  open-end,  diversified,
management investment company, commonly referred to  as
a mutual fund.  The Fund is a series of common stock of
the  Corporation,  a Maryland company  incorporated  on
April  9, 1999.  The Corporation is authorized to issue
shares  of  common  stock in series and  classes.   The
Corporation currently offers one series of shares:  the
Bearguard Fund.  The shares of common stock of the Fund
are  further divided into two classes:  Investor  Class
and Institutional Class.  Each share of common stock of
each  class  of shares of the Fund is entitled  to  one
vote, and each share is entitled to participate equally
in  dividends  and  capital gain distributions  by  the
respective  class of shares and in the  assets  of  the
respective class in the event of liquidation.  However,
each  class of shares bears its own expenses,  and  the
Investor  Class has exclusive voting rights on  matters
pertaining   to   its  distribution   and   shareholder
servicing plan.

     No  certificates will be issued for shares held in
your account.  You will, however, have full shareholder
rights.   Generally,  the  Corporation  will  not  hold
annual  shareholders' meetings unless required  by  the
Investment  Company Act of 1940, as amended (the  "1940
Act"),  or  Maryland  law.  Shareholders  have  certain
rights,  including the right to call an annual  meeting
upon  a  vote  of 10% of the Corporation's  outstanding
shares for the purpose of voting to remove one or  more
directors or to transact any other business.  The  1940
Act requires the Corporation to assist the shareholders in calling such a meeting.

                INVESTMENT RESTRICTIONS

     The  investment objective of the Fund is  to  seek
capital  appreciation.  The following  are  the  Fund's
fundamental  investment restrictions  which  cannot  be
changed  without  the approval of  a  majority  of  the
Fund's  outstanding voting securities.  As used herein,
a   "majority   of   the   Fund's  outstanding   voting
securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.   May  not  with respect to 75% of its total assets,
     purchase  the  securities of  any  issuer  (except
     securities  issued  or  guaranteed  by  the   U.S.
     government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   May  (i) borrow money from banks for temporary  or
     emergency purposes and (ii) make other investments
     or  engage in other transactions permissible under
     the  Investment  Company Act of 1940,  as  amended
     (the  "1940  Act"), which may involve a borrowing,
     including  borrowing  through  reverse  repurchase
     agreements, provided that the combination  of  (i)
     and (ii) shall not exceed 33 1/3% of the value  of
     the  Fund's  total  assets (including  the  amount
     borrowed), less the Fund's liabilities (other than
     borrowings).  If the amount borrowed at  any  time
     exceeds  33  1/3% of the Fund's total assets,  the
     Fund  will,  within  three  days  thereafter  (not
     including   Sundays,  holidays  and   any   longer
     permissible period), reduce the amount of the borrowings such that the borrowings do not exceed
     33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.   May   not  issue  senior  securities,  except   as
     permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the
     "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.   May  not make loans if, as a result, more than  33
     1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     The   following  are  the  Fund's  non-fundamental
investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund:

1. May engage in short sales of the Fund's securities or maintain a short position if at all times when a short position is open, the Fund (i) owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or (ii) covers such short position as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff.

2. May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3. May not invest more than 5% of its assets in illiquid securities.

4. May not purchase securities of other investment companies except in compliance with the 1940 Act.

5.   May  not  engage in futures or options on  futures
     transactions, which are impermissible pursuant  to
     Rule  4.5  under the Commodity Exchange  Act  (the
     "CEA") and, in accordance with Rule 4.5, will  use
     futures or options on futures transactions  solely
     for  bona  fide hedging transactions  (within  the
     meaning  of the CEA), provided, however, that  the
     Fund   may,  in  addition  to  bona  fide  hedging
     transactions, use futures and options on futures transactions if the aggregate initial margins and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6.   May   not  make  any  loans,  except  through  (i)
     purchases   of  debt  securities  or  other   debt
     instruments,   or  (ii)  engaging  in   repurchase
     agreements.

7. May not purchase securities when bank borrowings exceed 5% of its total assets.

8. May not purchase the securities of any issuer if, as a result, more than 15% of the Fund's total assets would be invested in securities of issuers, the principal business activities of which are in the same industry.

9. May not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer.

     Except  for the fundamental investment limitations
listed  above and the Fund's investment objective,  the
Fund's  other  investment policies are not  fundamental
and  may  be changed with approval of the Corporation's
Board  of  Directors.   Unless noted  otherwise,  if  a
percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

        IMPLEMENTATION OF INVESTMENT OBJECTIVES

     The    following   information   supplements   the
discussion of the Fund's investment objectives and strategy described in the Prospectus under the captions
"Investment Objective" and "How the Fund Invests."

Debt Securities

     Debt  Securities in General.  To collateralize  or
"cover" its short positions, the Fund will invest in  a
wide   variety  of  debt  securities,  including   U.S.
government   and  corporate  notes  and  bonds.    Debt
securities  are  obligations  of  the  issuer  to   pay
interest and repay principal.

     Changes in market interest rates affect the  value
of  debt  securities.  If interest rates increase,  the
value    of   debt   securities   generally   decrease.
Similarly,  if interest rates decrease,  the  value  of
debt securities generally increase.  Shares in the Fund
are  likely  to  fluctuate in  a  similar  manner.   In
general,  the longer the remaining maturity of  a  debt
security, the greater it will fluctuate in value  based
on  interest rate changes.  Longer-term debt securities
generally  pay  a  higher  interest  rate.   The   Fund
typically invests in short-term debt securities with maturities of less than three years.

     Changes  in the credit quality of the issuer  also
affect the value of debt securities.  Lower-rated  debt
securities  generally  pay  a  higher  interest   rate.
Although the Fund only invests in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.

     Types of Debt Securities. The Fund may invest in the following types of debt securities:

     * Corporate debt securities, including bonds, debentures and notes;

     *    U.S. government securities;

     * Commercial paper (including variable amount master demand notes); and

     * Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation).

     Ratings.    The   Fund   will   generally    limit
investments in debt securities to those that are  rated
at the time of purchase as at least investment grade by
at  least one national rating organization, such as S&P
or  Moody's, or, if unrated, are determined  to  be  of
equivalent  quality by the Adviser.   Investment  grade
debt securities include:

     *    U.S. government securities;

     * Bonds or bank obligations rated in one of the four highest categories (e.g., BBB- or higher by S&P);

     * Short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P); and

     * Commercial paper or short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P).

Investment grade debt securities are generally believed
to have a lower degree of credit risk.  If a security's
rating falls below the above criteria, the Adviser will
determine  what  action, if any,  should  be  taken  to
ensure  compliance with the Fund's investment objective
and to ensure that the Fund will at no time have 5%  or
more of its net assets invested in non-investment grade
debt  securities.   Additional  information  concerning
securities ratings is contained in the Appendix.

     Government Securities.  U.S. government securities
are  issued or guaranteed by the U.S. government or its
agencies  or  instrumentalities.  These securities  may
have  different  levels  of government  backing.   U.S.
Treasury  obligations, such as Treasury  bills,  notes,
and  bonds  are backed by the full faith and credit  of
the   U.S.  Treasury.   Some  U.S.  government   agency
securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other
U.S. government securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S.
government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. government securities will fluctuate based on interest rate changes and other market factors.

     Variable-  or Floating-Rate Securities.  Variable-
rate securities provide for automatic establishment  of
a  new  interest rate at fixed intervals (e.g.,  daily,
monthly,     semi-annually,    etc.).     Floating-rate
securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.
Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

     Variable-rate  demand notes include master  demand
notes  which  are obligations that permit the  Fund  to
invest  fluctuating  amounts, which  may  change  daily
without   penalty,  pursuant  to  direct   arrangements
between  the  Fund, as lender, and the  borrower.   The
interest  rates on these notes fluctuate from  time  to
time.   The issuer of such obligations normally  has  a
corresponding right, after a given period, to prepay in
its  discretion the outstanding principal amount of the
obligations  plus  accrued interest  upon  a  specified
number   of  days'  notice  to  the  holders  of   such
obligations.   The  interest rate  on  a  floating-rate
demand  obligation  is based on a known  lending  rate,
such   as   a  bank's  prime  rate,  and  is   adjusted
automatically  each time such rate  is  adjusted.   The
interest  rate on a variable-rate demand obligation  is
adjusted    automatically   at   specified   intervals.
Frequently, such obligations are secured by letters  of
credit or other credit support arrangements provided by
banks.   Because  these obligations are direct  lending
arrangements between the lender and borrower, it is not
contemplated  that such instruments will  generally  be
traded.    There   generally  is  not  an   established
secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment other obligations are of comparable quality to the other obligations in which the Fund may invest.

     In  addition,  each  variable-  and  floating-rate
obligation  must  meet the credit quality  requirements
applicable to all the Fund's investments at the time of
purchase.   When determining whether such an obligation
meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

Derivative Instruments

     In  General.  The Fund may invest up to 10% of its
net   assets  in  derivative  instruments  subject   to
applicable    regulatory   requirements.     Derivative
instruments   may  be  used  for  any  lawful   purpose
consistent with the Fund's investment objective such as
hedging  or  managing  risk, but not  for  speculation.
Derivative instruments are commonly defined to  include
securities  or  contracts whose  value  depend  on  (or
"derive"  from) the value of one or more other  assets,
such  as securities, currencies or commodities.   These
"other assets" are commonly referred to as "underlying assets."

     A  derivative instrument generally consists of, is
based  upon,  or  exhibits characteristics  similar  to
options  or  forward  contracts.  Options  and  forward
contracts  are  considered to be  the  basic  "building
blocks"  of  derivatives.  For  example,  forward-based
derivatives  include  forward contracts  and  exchange-
traded   futures.   Option-based  derivatives   include
exchange-traded options on securities  and  options  on
futures.   Diverse types of derivatives may be  created
by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the
buyer)  pays  a certain amount (the "premium")  to  the
"writer" (the seller) to obtain the right, but not  the
obligation,  to buy from the writer (in  a  "call")  or
sell to the writer (in a "put") a specific asset at  an
agreed  upon  price at or before a certain  time.   The
holder pays the premium at inception and has no further
financial  obligation.  The holder of  an  option-based
derivative   generally  will  benefit  from   favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in
the value of the underlying  asset.   The
writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A  forward  is  a sales contract between  a  buyer
(holding the "long" position) and a seller (holding the
"short"  position) for an asset with delivery  deferred
until  a future date.  The buyer agrees to pay a  fixed
price  at the agreed future date and the seller  agrees
to deliver the asset.  The seller hopes that the market
price on the delivery date is less than the agreed upon
price,  while  the buyer hopes for the  contrary.   The
change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     Hedging.   The Fund may use derivative instruments
to  protect  against possible adverse  changes  in  the
market  value  of positions in the Fund's portfolio  or
positions  anticipated to be entered into.  Derivatives
may  also be used by the Fund to "lock-in" its realized
but  unrecognized gains in the value of  its  portfolio
securities.   Hedging strategies,  if  successful,  can
reduce   the  risk  of  loss  by  wholly  or  partially
offsetting  the  negative effect of  unfavorable  price
movements  in  the investments being hedged.   However,
hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing  Risk.  The Fund may also use  derivative
instruments   to  manage  the  risks  of   the   Fund's
portfolio.  Risk management strategies include, but are
not  limited  to,  facilitating the sale  of  portfolio
investments,   managing  the  effective   maturity   or
duration  of debt obligations in the Fund's  portfolio,
establishing a position in the derivatives markets as a
substitute   for  taking  positions,  or  creating   or
altering exposure to certain asset classes, such as equity or debt. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest.

     Exchange Derivatives.  Derivative instruments  may
be  exchange-traded.  Exchange-traded  derivatives  are
standardized options and futures contracts traded in an
auction on the floor of a regulated exchange.  Exchange
contracts   are   generally   liquid.    The   exchange
clearinghouse  is the counterparty of  every  contract.
Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.

     Risks  and  Special Considerations.   The  use  of
derivative  instruments  involves  risks  and   special
considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1)  Market Risk.  The primary risk of derivatives
is  the  same  as  the  risk of the underlying  assets;
namely, that the value of the underlying asset  may  go
up  or  down.   Adverse movements in the  value  of  an
underlying  asset  can  expose  the  Fund  to   losses.
Derivative instruments may include elements of leverage
and,  accordingly, the fluctuation of the value of  the
derivative  instrument in relation  to  the  underlying
asset   may  be  magnified.   The  successful  use   of
derivative  instruments  depends  upon  a  variety   of
factors, particularly the Adviser's ability to  predict
movements of the securities, currencies and commodities
markets,   which   requires   different   skills   than
predicting   changes  in  the  prices   of   individual
securities.   There  can  be  no  assurance  that   any
particular  strategy adopted will succeed.  A  decision
to  engage in a derivative transaction will reflect the
Adviser's judgment that the derivative transaction will
provide value to the Fund and its shareholders  and  is
consistent   with  the  Fund's  objectives,  investment
limitations and operating policies.  In making  such  a
judgment,  the  Adviser will analyze the  benefits  and
risks  of the derivative transaction and weigh them  in
the   context  of  the  Fund's  entire  portfolio   and
investment objective.

     (2)  Credit Risk.  The Fund will be subject to the
risk  that  a loss may be sustained by the  Fund  as  a
result of the failure of a counterparty to comply  with
the terms of a derivative instrument.  The counterparty
risk  for  exchange-traded  derivative  instruments  is
generally  less  than for privately-negotiated  or  OTC
derivative  instruments,  since  generally  a  clearing
agency,  which  is the issuer or counterparty  to  each
exchange-traded  instrument, provides  a  guarantee  of
performance.    For  privately-negotiated  instruments,
there is no similar clearing agency guarantee.  In  all
transactions,  the  Fund will bear the  risk  that  the
counterparty will default, and this could result  in  a
loss   of   the  expected  benefit  of  the  derivative
transaction and possibly other losses to the Fund.  The
Fund   will   enter  into  transactions  in  derivative
instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     (3)    Correlation   Risk.   When   a   derivative
transaction   is  used  to  completely  hedge   another
position,  changes in the market value of the  combined
position  (the derivative instrument plus the  position
being  hedged)  result  from an  imperfect  correlation
between  the  price movements of the  two  instruments.
With  a  perfect  hedge,  the  value  of
the  combined
position remains unchanged for any change in the  price
of  the underlying asset.  With an imperfect hedge, the
value  of  the derivative instrument and its hedge  are
not perfectly correlated.  Correlation risk is the risk
that  there might be imperfect correlation, or even  no
correlation,  between price movements of an  instrument
and  price movements of investments being hedged.   For
example,  if the value of a derivative instrument  used
in a short hedge (such as writing a call option, buying
a  put option, or selling a futures contract) increased
by  less  than  the  decline in  value  of  the  hedged
investments,   the   hedge  would  not   be   perfectly
correlated.  Such a lack of correlation might occur due
to  factors  unrelated to the value of the  investments
being hedged, such as speculative or other pressures on
the markets in which these instruments are traded.  The
effectiveness  of hedges using instruments  on  indices
will  depend,  in  part, on the degree  of  correlation
between   price  movements  in  the  index  and   price
movements in the investments being hedged.

     (4)  Liquidity Risk.  Derivatives are also subject
to  liquidity risk.  Liquidity risk is the risk that  a
derivative  instrument cannot be sold, closed  out,  or
replaced  quickly at or very close to  its  fundamental
value.   Generally, exchange contracts are very  liquid
because  the exchange clearinghouse is the counterparty
of  every  contract.   The Fund might  be  required  by
applicable regulatory requirement to maintain assets as
"cover,"  maintain  segregated  accounts,  and/or  make
margin  payments when it takes positions in  derivative
instruments  involving  obligations  to  third  parties
(i.e.,  instruments other than purchased options).   If
the  Fund is unable to close out its positions in  such
instruments,  it  might  be  required  to  continue  to
maintain  such assets or accounts or make such payments
until  the position expired, matured or is closed  out.
The  requirements  might impair the Fund's  ability  to
sell  a portfolio security or make an investment  at  a
time when it would otherwise be favorable to do so,  or
require that the Fund sell a portfolio investment at  a
disadvantageous time.  The Fund's ability  to  sell  or
close  out  a  position  in  an  instrument  prior   to
expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.
Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5)   Legal Risk.  Legal risk is the risk of  loss
caused  by  the  legal unenforceability  of  a  party's
obligations  under  the  derivative.   While  a   party
seeking   price  certainty  agrees  to  surrender   the
potential  upside in exchange for downside  protection,
the  party  taking the risk is looking for  a  positive
payoff.   Despite this voluntary assumption of risk,  a
counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6)     Systemic   or   "Interconnection"    Risk.
Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.

     General   Limitations.   The  use  of   derivative
instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures
Trading Commission ("CFTC").

     The  Corporation has filed a notice of eligibility
for   exclusion  from  the  definition  of   the   term
"commodity  pool  operator"  with  the  CFTC  and   the
National Futures Association, which regulate trading in
the  futures markets.  In accordance with Rule  4.5  of
the   regulations  under  the  CEA,   the   notice   of
eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets.

     The  SEC  has identified certain trading practices
involving  derivative  instruments  that  involve   the
potential for leveraging the Fund's assets in a  manner
that  raises  issues under the 1940 Act.  In  order  to
limit  the  potential for the leveraging of the  Fund's
assets,  as  defined under the 1940 Act,  the  SEC  has
stated  that a Fund may use coverage or the segregation
of  the  Fund's assets.  The Fund will also  set  aside
permissible  liquid  assets in a  segregated  custodial
account   if  required  to  do  so  by  SEC  and   CFTC
regulations.   Assets  used  as  cover  or  held  in  a
segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases the Fund may be required to maintain
or  limit  exposure  to a specified percentage  of  its
assets  to  a  particular asset class.  In such  cases,
when  the Fund uses a derivative instrument to increase
or  decrease exposure to an asset class and is required
by applicable SEC guidelines to set aside liquid assets
in a segregated account to secure its obligations under
the  derivative  instruments, the  Adviser  may,  where
reasonable  in  light  of  the  circumstances,  measure
compliance with the applicable percentage by  reference
to  the nature of the economic exposure created through
the  use  of  the  derivative  instrument  and  not  by
reference  to  the nature of the exposure arising  from
the  assets set aside in the segregated account (unless
another   interpretation  is  specified  by  applicable
regulatory requirements).

     Options.  The Fund may use options for any  lawful
purpose consistent with the Fund's investment objective
such   as   hedging  or  managing  risk  but  not   for
speculation.   An  option is a contract  in  which  the
"holder"  (the  buyer)  pays  a  certain  amount   (the
"premium")  to the "writer" (the seller) to obtain  the
right,  but not the obligation, to buy from the  writer
(in  a  "call") or sell to the writer (in  a  "put")  a
specific  asset  at an agreed upon price  (the  "strike
price" or "exercise price") at or before a certain time
(the  "expiration date").  The holder pays the  premium
at  inception and has no further financial  obligation.
The  holder  of  an option will benefit from  favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in the value of the underlying  asset.   The
writer  of an option will receive fees or premiums  but
is exposed to losses due to changes in the value of the
underlying asset.  The Fund may purchase (buy) or write
(sell)  put  and  call  options  on  assets,  such   as
securities,  currencies, commodities,  and  indices  of
debt  and  equity securities ("underlying assets")  and
enter  into closing transactions with respect  to  such
options  to  terminate an existing  position.   Options
used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     The  Fund may purchase (buy) and write (sell)  put
and  call  options and enter into closing  transactions
with  respect to such options to terminate an  existing
position.   The purchase of call options  serves  as  a
long hedge, and the purchase of put options serves as a
short  hedge.  Writing put or call options  can  enable
the  Fund  to enhance income by reason of the  premiums
paid  by  the purchaser of such options.  Writing  call
options   serves  as  a  limited  short  hedge  because
declines in the value of the hedged investment would be
offset  to  the  extent  of the  premium  received  for
writing   the   option.   However,  if   the   security
appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The  Fund  may effectively terminate its right  or
obligation under an option by entering into  a  closing
transaction.   For example, the Fund may terminate  its
obligation under a call or put option that it had written by purchasing an identical call or put option;
this  is  known  as  a  closing  purchase  transaction.
Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The  Fund  may  purchase or write  exchange-traded
options.   Exchange-traded  options  are  issued  by  a
clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The  writing and purchasing of options is a highly
specialized    activity   that   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging.

     Futures  Contracts.   The  Fund  may  use  futures
contracts  for any lawful purpose consistent  with  the
Fund's   investment  objective  such  as  hedging   and
managing  risk but not for speculation.  The  Fund  may
enter  into futures contracts, including interest rate,
index,  and  currency  futures.   The  Fund  may   also
purchase  put and call options, and write  covered  put
and call options, on futures in which it is allowed  to
invest.   The  purchase  of  futures  or  call  options
thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

     To  the extent required by regulatory authorities,
the  Fund  may  enter into futures contracts  that  are
traded   on   national  futures   exchanges   and   are
standardized   as  to  maturity  date  and   underlying
financial  instrument.  Futures exchanges  and  trading
are  regulated  under the CEA by  the  CFTC.   Although
techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the
future sale by one party and purchase by another  party
of   a   specified  amount  of  a  specific   financial
instrument  (e.g.,  debt security) or  currency  for  a
specified price at a designated date, time, and  place.
An  index futures contract is an agreement pursuant  to
which the parties agree to take or make delivery of  an
amount  of  cash  equal to the difference  between  the
value of the index at the close of the last trading day
of  the  contract  and the price  at  which  the  index
futures  contract was originally written.   Transaction
costs are incurred when a futures contract is bought or
sold and margin deposits must be maintained.  A futures
contract  may be satisfied by delivery or purchase,  as
the  case may be, of the instrument or the currency  or
by  payment  of  the change in the cash  value  of  the
index.  More commonly, futures contracts are closed out
prior  to  delivery  by  entering  into  an  offsetting
transaction  in a matching futures contract.   Although
the  value of an index might be a function of the value
of  certain specified securities, no physical  delivery
of   those  securities  is  made.   If  the  offsetting
purchase  price is less than the original  sale  price,
the  Fund  realizes  a gain; if it is  more,  the  Fund
realizes  a  loss.  Conversely, if the offsetting  sale
price  is  more than the original purchase  price,  the
Fund  realizes a gain; if it is less, the Fund realizes
a loss.  The transaction costs must also be included in
these   calculations.   There  can  be  no   assurance,
however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Fund upon entering into  a
futures  contract.   Instead, at  the  inception  of  a
futures contract, the Fund is required to deposit in  a
segregated account with its custodian, in the  name  of
the  futures  broker through whom the  transaction  was
effected,  "initial margin," consisting of  cash,  U.S.
government securities or other liquid, high-grade  debt
obligations,  in an amount generally equal  to  10%  or
less  of  the  contract value.   Margin  must  also  be
deposited  when  writing a call  or  put  option  on  a
futures   contract,  in  accordance   with   applicable
exchange    rules.    Unlike   margin   in   securities
transaction,  initial margin on futures contracts  does
not  represent a borrowing, but rather is in the nature
of  a  performance bond or good-faith deposit  that  is
returned  to  the  Fund  at  the  termination  of   the
transaction  if all contractual obligations  have  been
satisfied.   Under  certain  circumstances,   such   as
periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to
and  from the futures broker daily as the value of  the
futures position varies, a process known as "marking to
market."   Variation margin does not involve borrowing,
but  rather represents a daily settlement of the Fund's
obligations to or from a futures broker.  When the Fund
purchases an option on a future, the premium paid  plus
transaction costs is all that is at risk.  In contrast,
when the Fund purchases or
sells a futures contract  or
writes  a call or put option thereon, it is subject  to
daily  variation margin calls that could be substantial
in  the event of adverse price movements.  If the  Fund
has  insufficient  cash to meet daily variation  margin
requirements,  it might need to sell  securities  at  a
time  when  such sales are disadvantageous.  Purchasers
and sellers of futures positions and options on futures
can  enter  into  offsetting  closing  transactions  by
selling  or  purchasing,  respectively,  an  instrument
identical to the instrument held or written.  Positions
in futures and options on futures may be closed only on
an exchange or board of trade that provides a secondary
market.    The  Fund  intends  to  enter  into  futures
transactions only on exchanges or boards of trade where
there   appears  to  be  a  liquid  secondary   market.
However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.
The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

     Certain  characteristics  of  the  futures  market
might increase the risk that movements in the prices of
futures contracts or options on futures contracts might
not correlate perfectly with movements in the prices of
the   investments  being  hedged.   For  example,   all
participants  in  the futures and  options  on  futures
contracts markets are subject to daily variation margin
calls  and  might be compelled to liquidate futures  or
options on futures contracts positions whose prices are
moving  unfavorably to avoid being subject  to  further
calls.   These  liquidations could increase  the  price
volatility  of the instruments and distort  the  normal
price  relationship between the futures or options  and
the  investments  being hedged.  Also, because  initial
margin deposit requirements in the futures markets  are
less onerous than margin requirements in the securities
markets,  there  might  be increased  participation  by
speculators  in the future markets.  This participation
also  might  cause  temporary  price  distortions.   In
addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

     Additional  Derivative Instruments and Strategies.
In   addition   to   the  derivative  instruments   and
strategies  described  above, the  Adviser  expects  to
discover  additional derivative instruments  and  other
hedging or risk management techniques.  The Adviser may
utilize these new derivative instruments and techniques
to  the extent that they are consistent with the Fund's
investment  objective  and  permitted  by  the   Fund's
investment   limitations,   operating   policies    and
applicable regulatory authorities.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund
shares, to meet ordinary daily cash needs or to respond
to   adverse  market,  economic,  political  or   other
conditions, the Adviser may hold cash and/or invest all
or  a  portion  of  the Fund's assets in  money  market
instruments,   which   are  short-term   fixed   income
securities   issued   by   private   and   governmental
institutions.  Money market instruments include:

     *    Commercial paper;

     *    Short-term U.S. government securities;

     *    Banker's acceptances;

     *    Certificates of deposit;

     *    Time deposits; and

     *    Other short-term fixed income securities.

If  these  temporary strategies are  used  for  adverse
market,  economic  or  political  conditions,   it   is
impossible to predict when or for how long the  Adviser
may  employ  these  strategies for the  Fund.   To  the
extent the Fund engages in this temporary strategy, the Fund may not achieve its investment objective.

American Depositary Receipts

     The  Fund  may  take short positions  in  American
Depositary Receipts ("ADRs").  These securities may not
necessarily be denominated in the same currency as  the
securities   into   which  they   may   be   converted.
Generally, ADRs, in registered form, are denominated in
U.S.  dollars  and are designed for  use  in  the  U.S.
securities markets.  ADRs are receipts typically issued
by a U.S. Bank or trust company evidencing ownership of
the  underlying securities.  For purposes of the Fund's
investment objectives, ADRs are deemed to have the same
classification   as  the  underlying  securities   they
represent.   Although denominated in U.S. dollars,  the
market  price  of  ADRs  may be  affected  by  currency
fluctuations   in  the  currency  of   the   underlying
security.

     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  The Fund may take  short
positions in sponsored ADRs.  A sponsored depositary is
required  to provide shareholder information under  its
contractual  arrangements with  the  issuer,  including
reliable financial statements.  Under the terms of most
sponsored   arrangements,   depositories    agree    to
distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

                DIRECTORS AND OFFICERS

     Under the laws of the State of Maryland, the Board
of  Directors  of  the Corporation is  responsible  for
managing  its business and affairs.  The directors  and
officers  of the Corporation, together with information
as  to their principal business occupations during  the
last  five  years,  and  other information,  are  shown
below.   Each  director  who is deemed  an  "interested
person," as defined in the 1940 Act, is indicated by an asterisk.

                                            Education and Principal
   Name, Address      Position(s) Held       Business Occupations
      and Age       with the Corporation      During Past 5 Years

*Paul L. McEntire     Director and           Mr.   McEntire  graduated
Skye Investment       President              Phi  Beta  Kappa  with  a
 Advisors LLC,                               Bachelor    of    Science
985 University Avenue,                       degree   in   mathematics
Suite 26,                                    from  Stanford University
Los Gatos, California 95032                  in  1965.   Mr.  McEntire
54 years old                                 received  a  Masters   of
                                             Science   in  mathematics
                                             from       the      State
                                             University  of  New  York
                                             at Buffalo in 1972 and  a
                                             Ph.D.   in   Engineering-
                                             Economic   Systems   from
                                             Stanford  University   in
                                             1982.      Since    1989,
                                             Mr.  McEntire has  served
                                             as   Chairman  and  chief
                                             executive   officer    of
                                             Skye  Investments,  Inc.,
                                             the  predecessor  of  the
                                             Adviser.   From  1994  to
                                             1997, Mr. McEntire was  a
                                             broker  with  Brookstreet
                                             Securities    Corporation
                                             in   Irvine,  California,
                                             and  from  1993 to  1994,
                                             Mr.   McEntire   was    a
                                             broker  with PaineWebber,
                                             Inc.   in   Menlo   Park,
                                             California.
                                             Mr.      McEntire     was
                                             President    and    chief
                                             executive   officer    of
                                             Skye           Investment
                                             Advisors, Inc. from  1985
                                             to  1988.   Mr.  McEntire
                                             has  been  the  Adviser's
                                             Chairman   and   Managing
                                             Member since 1996.

*Robert E. Larson     Director               Mr.  Larson  received   a
Skye Investment                              Bachelor    of    Science
 Advisors LLC,                               degree    in   electrical
985 University Avenue,                       engineering   from    the
Suite 26,                                    Massachusetts   Institute
Los Gatos, California 95032                  of   Technology  in  1960
60 years old                                 and    M.S.   and   Ph.D.
                                             degrees   in   electrical
                                             engineering          from
                                             Stanford  University   in
                                             1961       and      1964,
                                             respectively.
                                             Mr.  Larson  has  been  a
                                             General    Partner     of
                                             Woodside Fund, a  venture
                                             capital    fund,    since
                                             1983.   Mr.  Larson   has
                                             been  a  director of  the
                                             Adviser since 1997.

*Robert. W. Lishman, Jr.  Director           Mr.  Lishman  received  a
Skye Investment                              Bachelor  of Arts  degree
 Advisors LLC,                               in  English from  Harvard
985 University Avenue,                       College   in  1969.    In
Suite 26,                                    1989,     Mr.     Lishman
Los Gatos, California 95032                  founded  MCT,  a  medical
54 years old                                 technology  company   and
                                             served  as  its President
                                             until  1994.  Mr. Lishman
                                             was  self-employed as  an
                                             investment consultant  in
                                             1994.    From   1995   to
                                             1997, Mr. Lishman was  an
                                             adviser    with     Oxcal
                                             Partners,  an  investment
                                             advisory  firm  in   Palo
                                             Alto,         California.
                                             Mr.  Lishman has  been  a
                                             director  of the  Adviser
                                             since  1996.  Mr. Lishman
                                             is  also  a  director  of
                                             Wickersham          Asset
                                             Management,   Imagesmith,
                                             a  web  site  development
                                             firm,  and  Pantechnicon,
                                             an  aviation company, and
                                             is    an   adviser   with
                                             Glenbrook Partners.

Thomas M. Cover       Director               Mr.   Cover  received   a
Durand Building,                             Bachelor    or    Science
Room 121,                                    degree      from      the
Stanford, California 94305                   Massachusetts   Institute
60 years old                                 of   Technology  in  1960
                                             and    M.S.   and   Ph.D.
                                             degrees   from   Stanford
                                             University  in  1961  and
                                             1964, respectively.   Mr.
                                             Cover,   is  a  Professor
                                             jointly in the departments
                                             of Electrical Engineering
                                             and Statistics at Stanford
                                             University since 1964.

Charles D. Feinstein  Director               Mr.   Feinstein  received
200 Cervantes Road,                          his Ph.D. in Engineering-
Redwood City,                                Economic   Systems   from
California 94062                             Stanford      University.
52 years old                                 Mr.  Feinstein, has  been
                                             an   Associate  Professor
                                             at       Santa      Clara
                                             University  since   1983.
                                             Mr.     Feinstein      is
                                             President  of   the   VMN
                                             Group, a consulting firm.

David G. Luenberger   Director               Mr.  Luenberger, has been
813 Tolman Drive,                            a  Professor at  Stanford
Stanford, California 94305                   University  since   1963.
61 years old                                 Since 1981 Mr. Luenberger
                                             has also been the President
                                             and a director of Luenberger &
                                             Associates, a  consulting
                                             firm.    Mr.   Luenberger
                                             has  been  a director  of
                                             Onward,  Inc., a software
                                             and  consulting business,
                                             since 1998.

Edward C. Murphy       Director              Mr.  Murphy, has been the
111 1/2 Cooper Street,                       Vice  President of  Sales
Santa Cruz,                                  and     Marketing      of
California 95060                             Imagesmith   since    May
45 years old                                 1999.    From   1997   to
                                             1999,   Mr.  Murphy   was
                                             Vice     President     of
                                             Creative   Services    of
                                             Dazai        Advertising.
                                             Mr.   Murphy   was   Vice
                                             President   of  Marketing
                                             of  Borealis Software,
                                             a company  specializing in
                                             sales  force  automation,
                                             from 1995 to 1997 and  of
                                             Live  Picture,  Inc.,   a
                                             professional      imaging
                                             software firm, from  1992
                                             to 1995.

Thomas F. Burns, Jr.   Secretary and         Mr.  Burns,  received   a
Skye Investment        Treasurer             Bachelor    of    Science
 Advisors LLC,                               degree    in   accounting
985 University Avenue,                       from  Quinnipiac  College
Suite 26,                                    in  1970.  Prior to 1986,
Los Gatos, California 95032                  Mr.    Burns  worked   in
55 years old                                 accounting at a Big  Five
                                             public  accounting   firm
                                             and    a   Fortune    500
                                             company    and    as    a
                                             financial  officer  of  a
                                             diversified       holding
                                             company and Equity  Guard
                                             Stock   Fund,   Inc.,   a
                                             closed-end     investment
                                             company.   From  1986  to
                                             1992,   Mr.   Burns   was
                                             Chief  Financial  Officer
                                             of     Skye    Investment
                                             Advisors,  Inc.  and  its
                                             successor   firm.    From
                                             1992  to 1997, Mr.  Burns
                                             was     an    independent
                                             financial  and   business
                                             consultant.   Mr.   Burns
                                             has  been  the  Adviser's
                                             Chief  Financial  Officer
                                             since July 1998.



     As of October 18, 1999, Mr. Lishman, a director of the Corporation, beneficially owned 100% of the Fund's then outstanding shares of common stock. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.

     The following table provides information relating to annual compensation to be paid to directors of the Corporation for their services as such (1):

                                         Pension or
     Name               Aggregate        Retirement         Total
                      Compensation(2)     Benefits       Compensation

Paul L. McEntire         $  0             $ 0               $  0

Robert E. Larson            0               0                  0

Robert W.Lishman, Jr.       0               0                  0

Thomas M. Cover         1,250               0              1,250

Charles D.Feinstein     1,250               0              1,250

David G. Luenberger     1,250               0              1,250

Edward C. Murphy        1,250               0              1,250

All   directors        $5,000              $0             $5,000
as a group
(7 persons)

____________________

(1) The amounts indicated are estimates of amounts to be paid by the Corporation.

(2)   Each  director who is not deemed  an  "interested
person"  as defined in the 1940 Act, will receive  $500
for  each in-person Board of Directors meeting attended
by  such  person and $250 for each telephonic Board  of
Directors   meeting  attended  by   such   person   and
reasonable  expenses incurred in connection  therewith.
The  Board  anticipates holding  four
meetings  during
fiscal 2000, one of which the Fund expects will be  in-
person.   Thus, each disinterested director is entitled
to up to $1,250 during such time period from the Corporation, plus reasonable expenses.

                PRINCIPAL SHAREHOLDERS

     As of October 18, 1999, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:

     Name and Address                No. Shares     Percentage

     Robert W. Lishman, Jr.            10,000         100%
     985 University Avenue, Suite 26
     Los Gatos, California  95032


     Based  on  the foregoing, as of October 18,  1999,
Mr.   Lishman  owned  a  controlling  interest  in  the
Corporation. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Corporation.

                  INVESTMENT ADVISER

     Skye Investment Advisors LLC (the "Adviser") is the investment adviser to the Fund. Hambrecht & Quist, a broker-dealer, owns approximately 35% of the Adviser and is deemed to "control" the Adviser within the meaning of the 1940 Act. Messrs. McEntire, Larson and
Lishman, all of whom are officers and/or directors of the Corporation, together own approximately 28% of the Adviser and together are also deemed to "control" the Adviser within the meaning of the 1940 Act.

     The  investment  advisory  agreement  between  the
Corporation  and the Adviser dated as  of  October  28,
1999 (the "Advisory Agreement") has an initial term  of
two  years  and thereafter is required to  be  approved
annually  by  the Board of Directors of the Corporation
or  by  vote  of  a majority of the Fund's  outstanding
voting  securities.  Each annual renewal must  also  be
approved by the vote of a majority of the Corporation's
directors who are not parties to the Advisory Agreement
or interested persons of any such party, cast in person
at  a  meeting called for the purpose of voting on such
approval.  The Advisory Agreement was approved  by  the
Board  of  Directors,  including  a  majority  of   the
disinterested directors on June 3, 1999 and by the initial shareholder of the Fund on October 18, 1999.
The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

     Under  the  terms of the Advisory  Agreement,  the
Adviser  manages  the Fund's investments  and  business
affairs,   subject   to   the   supervision   of    the
Corporation's Board of Directors.  At its expense,  the
Adviser provides office space and all necessary  office
facilities,  equipment and personnel for  managing  the
investments  of  the  Fund.  As  compensation  for  its
services,   the  Fund  pays  the  Adviser   an   annual
management fee of 1.25% of the Fund's average daily net
assets  attributable  to each  class  of  shares.   The
advisory fee is accrued daily and paid monthly.

     Pursuant  to  the Advisory Agreement, the  Adviser
has  contractually agreed that until October 31,  2000,
the  Adviser  will  waive  its  management  fee  and/or
reimburse  the Fund's operating expenses to the  extent
necessary  to ensure that the total operating  expenses
(on  an  annual  basis)  do not  exceed  2.50%  of  the
Investor Class's average daily net assets and 2.75%  of
the  Institutional  Class's average daily  net  assets.
After  such  date, the Adviser may from  time  to  time
voluntarily  waive all or a portion of its  fee  and/or
absorb  expenses for the Fund.  Any waiver of  fees  or
absorption of expenses will be made on a monthly  basis
and,  with respect to the latter, will be paid  to  the
Fund  by  reduction  of the Adviser's  fee.   Any  such
waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived/absorbed, including initial organization costs of the Fund, provided, however, that, the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed.

            FUND TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser, in  its
capacity  as  portfolio  manager,  is  responsible  for
decisions to buy and sell securities for the  Fund  and
for  the  placement of the Fund's securities  business,
the  negotiation of the commissions to be paid on  such
transactions and the allocation of portfolio  brokerage
business.   The  Adviser  seeks  to  obtain  the   best
execution  at  the best security price  available  with
respect  to  each transaction.  The best price  to  the
Fund means the best net price without regard to the mix
between purchase or sale price and commission, if  any.
While   the   Adviser   seeks  reasonably   competitive
commission rates, the Fund does not necessarily pay the lowest available commission. The Adviser does not anticipate that brokerage will be allocated based on the sale of the Fund's shares.

     When  the  Adviser buys or sells the same security
for  two or more advisory accounts, including the Fund,
the  Adviser may place concurrent orders with a  single
broker to be executed as a single, aggregated block  in
order  to  facilitate orderly and efficient  execution.
Whenever the Adviser does so, each advisory account  on
whose  behalf  an  order was placed  will  receive  the
average price at which the block was executed and  will
bear  a  proportionate share of all transaction  costs,
based  on  the  size of the advisory  account's  order.
While   the  Adviser  believes  combining  orders   for
advisory  accounts will, over time, be advantageous  to
all participants, in particular cases the average price
at   which  the  block  was  executed  could  be   less
advantageous to one particular advisory account than if
the   advisory  account  had  been  the  only   account
effecting   the   transaction  or  had  completed   its
transaction before the other participants.

     Section  28(e) of the Securities Exchange  Act  of
1934,   as   amended  ("Section  28(e)"),  permits   an
investment  adviser,  under certain  circumstances,  to
cause an account to pay a broker or dealer who supplies
brokerage  and  research  services  a  commission   for
effecting  a  transaction in excess of  the  amount  of
commission another broker or dealer would have  charged
for  effecting the transaction.  Brokerage and research
services include (a) furnishing advice as to the  value
of   securities,   the   advisability   of   investing,
purchasing  or selling securities and the  availability
of  securities or purchasers or sellers of  securities;
(b) furnishing analyses and reports concerning issuers,
industries,  securities, economic factors  and  trends,
portfolio strategy and the performance of accounts; and
(c)  effecting  securities transactions and  performing
functions   incidental  thereto  (such  as   clearance,
settlement and custody).

     In  selecting  brokers  or  dealers,  the  Adviser
considers  investment and market information and  other
research,  such as economic, securities and performance
measurement  research  provided  by  such  brokers   or
dealers  and  the quality and reliability of  brokerage
services,  including execution capability,  performance
and   financial   responsibility.    Accordingly,   the
commissions charged by any such broker or dealer may be
greater  than the amount another firm might  charge  if
the Adviser determines in good faith that the amount of
such commissions is reasonable in relation to the value
of  the  research  information and  brokerage  services
provided  by  such broker or dealer to the  Fund.   The
Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of
Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     The  Adviser  places  portfolio  transactions  for
other   advisory  accounts  managed  by  the   Adviser.
Research services furnished by firms through which  the
Fund effects its securities transactions may be used by
the  Adviser in servicing all of its accounts; not  all
of  such  services  may  be  used  by  the  Adviser  in
connection with the Fund.  The Adviser believes  it  is
not  possible  to measure separately the benefits  from
research  services  to each of the accounts  (including
the Fund) managed by it.  Because the volume and nature
of  the  trading  activities of the  accounts  are  not
uniform,  the amount of commissions in excess of  those
charged  by  another broker paid by  each  account  for
brokerage  and  research services will vary.   However,
the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                       CUSTODIAN

     As  custodian  of the Fund's assets, Firstar  Bank
Milwaukee,  N.A. ("Firstar Bank"), 777  East  Wisconsin
Avenue, Milwaukee, Wisconsin 53202, has custody of  all
securities and cash of the Fund, delivers and  receives
payment  for  portfolio securities sold,  receives  and
pays   for  portfolio  securities  purchased,  collects
income from investments and performs other duties, all as directed by the officers of the Corporation.

     TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Firstar  Mutual  Fund Services,  LLC  ("Firstar"),
Third  Floor,  615  East  Michigan  Street,  Milwaukee,
Wisconsin  53202, acts as transfer agent and  dividend-
disbursing  agent for the Fund.  Firstar is compensated
based  on  an  annual fee per open  account  of  $16.00
(subject to a minimum annual fee of $35,500) plus  out-
of-pocket  expenses,  such  as  postage  and   printing
expenses in connection with shareholder communications.

     From  time to time, the Corporation, on behalf  of
the  Fund,  directly or indirectly through arrangements
with the Adviser, the Distributor (as defined below) or
Firstar, may pay amounts to third parties that  provide
transfer  agent  type services and other administrative
services   relating  to  the  Fund   to   persons   who
beneficially  have  interests  in  the  Fund,  such  as
participants  in  401(k)  plans.   These  services  may
include,  among other things, sub-accounting  services,
transfer  agent  type  activities, answering  inquiries
relating  to  the Fund, transmitting proxy  statements,
annual    reports,    updated    prospectuses,    other
communications regarding the Fund and related  services
as   the  Fund  or  beneficial  owners  may  reasonably
request.   In  such cases, the Fund will not  pay  fees
based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying
Firstar for providing these services to the Fund's shareholders (i.e., $16.00 per account plus expenses).

                     ADMINISTRATOR

     Pursuant   to  a  Fund  Administration   Servicing
Agreement  and  a Fund Accounting Servicing  Agreement,
Firstar also performs accounting and certain compliance
and  tax reporting functions for the Corporation.   For
these services, Firstar receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, computed daily and payable monthly, based on the Fund's aggregate average net assets:

                     Administrative Services Fees

     First $200 million of average net assets      .06%*
     Next $500 million of average net assets       .05%
     Average net assets in excess of $700 million  .03%
     _____________________________
      *  Subject to a minimum  fee  of $55,000.

                       Accounting Services Fees

     First $40 million of average net assets        $27,500
     Next $200 million of average net assets         .0125%
     Average net assets in excess of $240 million   .00625%


         DISTRIBUTOR AND PLAN OF DISTRIBUTION

Distributor

     Under  a distribution agreement dated October  28,
1999  (the "Distribution Agreement"), Rafferty  Capital
Markets,  Inc.  (the  "Distributor"),  1311  Mamaroneck
Avenue, White Plains, New York 10605, acts as principal
distributor  of  the Fund's shares.   The  Distribution
Agreement  provides that the Distributor will  use  its
best  efforts  to distribute the Fund's  shares,  which
shares are offered for sale by the Fund continuously at
net  asset value per share without the imposition of  a
sales   charge.    Pursuant  to  the   terms   of   the
Distribution  Agreement, the Distributor receives  from
the  Corporation out-of-pocket expenses plus an  annual
fee equal to the greater of (i) $18,000 or (ii) .01% of
the  Fund's  average  net assets,  computed  daily  and
payable  monthly.  All or a portion of the distribution
and  shareholder
servicing fee  may  be  used  by  the
Distributor  to pay such expenses with respect  to  the
Investor  Class  shares  under  the  distribution   and
shareholder servicing plan discussed below.

Distribution and Shareholder Servicing Plan

     The  Corporation, on behalf of the Fund's Investor
Class, has adopted a plan pursuant to Rule 12b-1  under
the 1940 Act (the "12b-1 Plan"), which authorizes it to
pay  the  Distributor, in its capacity as the principal
distributor of Investor Class shares, or any  Recipient
(as  defined  below)  a  distribution  and  shareholder
servicing  fee of up to 0.25% per annum of  the  Fund's
average  daily net assets attributable to the  Investor
Class.   Under  the  terms  of  the  12b-1  Plan,   the
Corporation or the Distributor may pay all or a portion
of   this  fee  to  any  securities  dealer,  financial
institution  or any other person (the "Recipient")  who
renders  assistance in distributing  or  promoting  the
sale  of Investor Class shares, or who provides certain
shareholder  services to Investor  Class  shareholders,
pursuant   to   a   written  agreement  (the   "Related
Agreement").  The 12b-1 Plan is a "reimbursement" plan,
which means that the fees paid by the Fund are intended
as  reimbursement  for  services  rendered  up  to  the
maximum  allowable  fee.  If more  money  for  services
rendered is due than is immediately payable because  of
the expense limitation under the 12b-1 Plan, the unpaid
amount  is carried forward from period to period  while
the  12b-1 Plan is in effect until such time as it  may
be paid.  No interest, carrying or other forward charge
will  be  borne  by  the Fund with  respect  to  unpaid
amounts carried forward.  The 12b-1 Plan has the effect
of  increasing the Investor Class's expenses from  what
they  would  otherwise  be.   The  Board  of  Directors
reviews   the   Fund's  distribution  and   shareholder
servicing   fee   payments  in  connection   with   its
determination as to the continuance of the 12b-1 Plan.

     The   12b-1  Plan,  including  forms  of   Related
Agreements, has been unanimously approved by a majority
of  the  Board of Directors of the Corporation, and  of
the  members  of  the  Board who  are  not  "interested
persons" of the Corporation as defined in the 1940  Act
and  who  have no direct or indirect financial interest
in  the  operation  of the 12b-1 Plan  or  any  Related
Agreements   (the  "Disinterested  Directors")   voting
separately. The 12b-1 Plan, and any Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable.
In addition, the 12b-1 Plan and any Related Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Investor Class, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor and/or Recipients will provide reports or invoices to the Corporation of all amounts payable to them (and the purposes for which the amounts were expended) pursuant to the 12b-1 Plan.

Interests of Certain Persons

     With the exception of the Adviser, in its capacity as the Fund's investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related
Agreement.

Anticipated Benefits to the Fund

     The  Board of Directors considered various factors
in  connection with its decision to approve  the  12b-1
Plan,  including:   (a) the nature and  causes  of  the
circumstances which make implementation  of  the  12b-1
Plan  necessary and appropriate; (b) the way  in  which
the  12b-1  Plan  would  address  those  circumstances,
including   the   nature  and   potential   amount   of
expenditures;   (c)  the  nature  of  the   anticipated
benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Fund;
and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Fund.

     Based upon its review of the foregoing factors and
the  material  presented to it, and  in  light  of  its
fiduciary duties under relevant state law and the  1940
Act, the Board of Directors determined, in the exercise
of  its  business  judgment, that the  12b-1  Plan  was
reasonably likely to benefit the Investor Class and its
shareholders in at least one or several potential ways.
Specifically, the Board concluded that the  Distributor
and  any  Recipients operating under Related Agreements
would  have little or no incentive to incur promotional
expenses  on behalf of the Investor Class  if  a  12b-1
Plan  were not in place to reimburse them, thus  making
the  adoption  of  such  12b-1 Plan  important  to  the
initial success and thereafter, continued viability  of
the  Investor Class.  In addition, the Board determined
that  the payment of
distribution fees to these persons
should  motivate them to provide an enhanced  level  of
service to Investor Class shareholders, which would, of
course,   benefit  such  shareholders.   Finally,   the
adoption of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Investor Class shares, which should result in certain economies of scale.

     While  there  is no assurance that the expenditure
of  Investor  Class assets to finance  distribution  of
Investor   Class  shares  will  have  the   anticipated
results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Investor Class, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.

            PURCHASE AND PRICING OF SHARES

Automatic Investment Plan

     The  Automatic Investment Plan ("AIP") allows  you
to  make  regular, systematic investments  in  Investor
Class  shares  from your bank checking or NOW  account.
The  minimum initial investment for investors using the
AIP  is  $1,000.   To establish the AIP,  complete  the
appropriate  section  in  the shareholder  application.
Under certain circumstances (such as discontinuation of
the AIP before the Fund's minimum initial investment is
reached),  the  Fund reserves the right  to  close  the
investor's  account.  Prior to closing any account  for
failure  to  reach the minimum initial investment,  the
Fund  will give the investor written notice and 60 days
in  which  to reinstate the AIP or otherwise reach  the
minimum  initial investment.  You should consider  your
financial  ability  to continue in the  AIP  until  the
minimum  initial investment amount is met  because  the
Fund  has the right to close an investor's account  for
failure to reach the minimum initial investment.   Such
closing may occur in periods of declining share prices.

     Under  the  AIP,  you may choose to  make  monthly
investments on the days of your choosing (or  the  next
business    day   thereafter)   from   your   financial
institution  in amounts of $50 or more.   There  is  no
service  fee for participating in the AIP.  However,  a
service  fee  of  $20 will be deducted from  your  Fund
account for any AIP purchase that does not clear due to
insufficient funds or, if prior to notifying  the  Fund
in  writing  or  by  telephone  of  your  intention  to
terminate the plan, you close your bank account  or  in
any   manner  prevent  withdrawal  of  funds  from  the
designated checking or NOW account. You can set up the AIP with any financial institution that is a member of the Automated Clearing House.

     The AIP is a method of using dollar cost averaging
which is an investment strategy that involves investing
a  fixed  amount  of money at a regular time  interval.
However, a program of regular investment cannot  ensure
a  profit  or  protect  against a loss  from  declining
markets.  By always investing the same amount, you will
be  purchasing more shares when the price  is  low  and
fewer  shares  when the price is high.   Since  such  a
program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

Individual Retirement Accounts

     In addition to purchasing Investor Class shares as
described  in  the  Prospectus under "How  to  Purchase
Shares,"  individuals  may  establish  their  own  tax-
sheltered individual retirement accounts ("IRAs").  The
Fund   offers   two  types  of  IRAs,   including   the
Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional  IRA.  In a Traditional  IRA,  amounts
contributed  to  the IRA may be tax deductible  at  the
time  of contribution depending on whether the investor
is  an  "active  participant" in an  employer-sponsored
retirement    plan    and   the   investor's    income.
Distributions from a Traditional IRA will be  taxed  at
distribution except to the extent that the distribution
represents a return of the investor's own contributions
for  which  the  investor did not  claim  (or  was  not
eligible to claim) a deduction.  Distributions prior to
age  59-1/2  may  be subject to an additional  10%  tax
applicable    to   certain   premature   distributions.
Distributions  must commence by April 1  following  the
calendar year in which the investor attains age 70-1/2.
Failure  to  begin  distributions  by  this  date   (or
distributions   that  do  not  equal  certain   minimum
thresholds) may result in adverse tax consequences.

     Roth  IRA.  In a Roth IRA, amounts contributed  to
the  IRA  are  taxed  at the time of contribution,  but
distributions from the IRA are not subject  to  tax  if
the  investor  has  held the IRA  for  certain  minimum
periods   of
time  (generally,  until  age   59-1/2).
Investors  whose  income  exceeds  certain  limits  are
ineligible  to contribute to a Roth IRA.  Distributions
that  do  not  satisfy  the requirements  for  tax-free
withdrawal  are subject to income taxes  (and  possibly
penalty  taxes)  to  the extent that  the  distribution
exceeds  the investor's contributions to the IRA.   The
minimum  distribution rules applicable  to  Traditional
IRAs  do not apply during the lifetime of the investor.
Following the death of the investor, certain minimum distribution rules apply.

     For  Traditional and Roth IRAs, the maximum annual
contribution generally is equal to the lesser of $2,000
or 100% of the investor's compensation (earned income).
An  individual may also contribute to a Traditional IRA
or  Roth  IRA  on behalf of his or her spouse  provided
that the individual has sufficient compensation (earned
income).  Contributions to a Traditional IRA reduce the
allowable   contributions  under  a   Roth   IRA,   and
contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Simplified  Employee Pension Plan.  A  Traditional
IRA  may  also be used in conjunction with a Simplified
Employee  Pension  Plan  ("SEP-IRA").   A  SEP-IRA   is
established through execution of Form 5305-SEP together
with  a  Traditional IRA established for each  eligible
employee.   Generally,  a SEP-IRA  allows  an  employer
(including  a  self-employed  individual)  to  purchase
shares  with tax deductible contributions not exceeding
annually  for  any one participant 15% of  compensation
(disregarding for this purpose compensation  in  excess
of $160,000 per year).  The $160,000 compensation limit
applies for 1999 and is adjusted periodically for  cost
of  living increases.  A number of special rules  apply
to    SEP   Plans,   including   a   requirement   that
contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

     SIMPLE IRA.  An IRA may also be used in connection
with  a  SIMPLE  Plan  established  by  the  investor's
employer (or by a self-employed individual).  When this
is  done, the IRA is known as a SIMPLE IRA, although it
is  similar  to  a Traditional IRA with the  exceptions
described below.  Under a SIMPLE Plan, the investor may
elect to have his or her employer make salary reduction
contributions  of up to $6,000 per year to  the  SIMPLE
IRA.  The $6,000 limit applies for 1999 and is adjusted
periodically   for  cost  of  living   increases.    In
addition, the employer will contribute certain  amounts
to  the  investor's SIMPLE IRA, either  as  a  matching
contribution  to  those participants  who  make  salary
reduction    contributions   or   as   a   non-elective
contribution  to all eligible participants  whether  or
not making salary reduction contributions.  A number of
special  rules apply to SIMPLE Plans, including  (1)  a
SIMPLE  Plan  generally is available only to  employers
with  fewer than 100 employees; (2) contributions  must
be  made  on  behalf of all employees of  the  employer
(other  than  bargaining  unit employees)  who  satisfy
certain   minimum   participation   requirements;   (3)
contributions are made to a special SIMPLE IRA that  is
separate  and  apart from the other IRAs of  employees;
(4)   the   distribution  excise  tax   (if   otherwise
applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA;
and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing
Form 5304-SIMPLE together with an IRA established for each eligible employee.

     Under  current IRS regulations, all IRA applicants
must  be  furnished  a disclosure statement  containing
information specified by the IRS.  Applicants generally
have  the  right to revoke their account  within  seven
days  after  receiving  the  disclosure  statement  and
obtain  a full refund of their contributions.  Firstar,
the  Fund's custodian, may, in its discretion, hold the
initial contribution uninvested until the expiration of
the  seven-day  revocation period.   Firstar  does  not
anticipate that it will exercise its discretion but reserves the right to do so.

Systematic Withdrawal Plan

     Investor  Class shareholders may set up  automatic
withdrawals  from  their  Fund  accounts   at   regular
intervals.   To  begin distributions,  a  shareholder's
account must have an initial balance of $1,000  and  at
least  $50 per payment must be withdrawn.  To establish
the systematic withdrawal plan ("SWP"), the appropriate
section   in  the  shareholder  application   must   be
completed.   Redemptions will take place on a  monthly,
quarterly,   semi-annual  or  annual  basis   (or   the
following business day) as indicated on the shareholder
application.   The  amount or frequency  of  withdrawal
payments  may be varied or temporarily discontinued  by
calling 1-888-288-2880.  Depending upon the size of the
account and the withdrawals requested (and fluctuations
in  the  net  asset  value  of  the  shares  redeemed),
redemptions   for   the  purpose  of  satisfying   such
withdrawals  may reduce or even exhaust a shareholder's
account.   If  the amount remaining in a  shareholder's
account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

Waiver of Institutional Class Minimum

     The Fund will waive the Institutional Class's minimums for persons who own shares of the hedge fund managed by the Adviser.

Pricing of Shares

     Shares  of the Fund are sold on a continual  basis
at   the  net  asset  value  per  share  next  computed
following receipt of an order in proper form by a dealer, the Distributor or Firstar, the Fund's transfer agent.

     The  net  asset value per share for each class  of
shares  is  determined  as  of  the  close  of  trading
(generally 4:00 p.m. Eastern Standard Time) on each day
the  New  York Stock Exchange (the "NYSE") is open  for
business.  Purchase orders received or shares  tendered
for  redemption on a day the NYSE is open for  trading,
prior  to  the  close of trading on that day,  will  be
valued  as  of  the  close  of  trading  on  that  day.
Applications  for purchase of shares and  requests  for
redemption  of  shares  received  after  the  close  of
trading  on the NYSE will be valued as of the close  of
trading  on  the next day the NYSE is  open.   The  net
asset  value for each class of shares is calculated  by
taking  the  fair  value  of the  Fund's  total  assets
attributable   to  each  class  of  shares,   including
interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

     In  determining the net asset value, expenses  are
accrued  and  applied  daily and securities  and  other
assets  for  which market quotations are available  are
valued at market value.  Common stocks and other equity-
type  securities are valued at the last sales price  on
the  national  securities exchange or NASDAQ  on  which
such   securities   are  primarily   traded;   however,
securities traded on a national securities exchange  or
NASDAQ for which there were no transactions on a  given
day, and securities not listed on a national securities
exchange  or NASDAQ, are valued at the average  of  the
most   recent  bid  and  asked  prices.   Fixed  income
securities  are  valued  by  a  pricing  service   that
utilizes  electronic  data  processing  techniques   to
determine values for normal institutional-sized trading
units of fixed income securities without regard to sale
or  bid  prices when such values are believed  to  more
accurately  reflect  the  fair  market  value  of  such
securities;  otherwise, actual sale or bid  prices  are
used.   Any securities or other assets for which market
quotations are not readily available are valued at fair
value  as  determined in good faith  by  the  Board  of
Directors  of the Corporation.  The Board of  Directors
may  approve the use of pricing services to assist  the
Fund  in  the determination of net asset value.   Fixed
income  securities having remaining  maturities  of  60
days or less when purchased are generally valued by the
amortized cost method.  Under this method of valuation,
a  security is initially valued at its acquisition cost
and,  thereafter,  amortization  of  any  discount   or
premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                  REDEMPTIONS IN KIND

     The Fund has filed a Notification under Rule 18f-1
of the 1940 Act, pursuant to which it has agreed to pay
in  cash all requests for redemption by any shareholder
of  record,  limited  in amount with  respect  to  each
shareholder  during  any 90-day period  to  the  lesser
amount  of  (i)  $250,000 or (ii) 1% of the  net  asset
value  of  the  class  of  shares  of  the  Fund  being
redeemed,  valued  at  the beginning  of  the  election
period.   The  Fund  intends  also  to  pay  redemption
proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of investments through a securities dealer.

                 TAXATION OF THE FUND

     The   Fund  intends  to  qualify  annually  as   a
"regulated  investment company" under Subchapter  M  of
the  Code, and, if so qualified, will not be liable for
federal  income  taxes  to  the  extent  earnings   are
distributed to shareholders on a timely basis.  In  the
event  the  Fund  fails  to  qualify  as  a  "regulated
investment  company," it will be treated as  a  regular
corporation   for   federal   income   tax    purposes.
Accordingly,  the  Fund  would be  subject  to  federal
income taxes and any distributions that it makes  would
be  taxable and non-deductible by the Fund.  This would
increase  the  cost  of  investing  in  the  Fund   for
shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                PERFORMANCE INFORMATION

     The Fund's historical performance or return may be
shown in the form of various performance figures.   The
Fund's  performance figures are based  upon  historical
results  and  are  not  necessarily  representative  of
future   performance.   Factors  affecting  the  Fund's
performance    include   general   market   conditions,
operating expenses and investment management.

Total Return

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

          P      =    a hypothetical initial payment of $1,000.
          T      =    average annual total return.
          n      =    number of years.
          ERV    =    ending redeemable value of a
                      hypothetical $1,000 payment made at
                      the beginning of the stated periods
                      at the end of the stated periods.

Performance  for  a specific period  is  calculated  by
first  taking  an  investment (assumed  to  be  $1,000)
("initial  investment") in the  Fund's  shares  on  the
first  day  of  the  period and computing  the  "ending
value"  of  that investment at the end of  the  period.
The  total  return  percentage is  then  determined  by
subtracting  the  initial investment  from  the  ending
value   and  dividing  the  remainder  by  the  initial
investment  and expressing the result as a  percentage.
The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature,  the Fund's performance may be compared  to
the performance of other mutual funds in general or  to
the  performance  of particular types of  mutual  funds
with   similar   investment  goals,   as   tracked   by
independent  organizations.  Among these organizations,
Lipper  Analytical Services, Inc. ("Lipper"), a  widely
used independent research firm which ranks mutual funds
by   overall  performance,  investment  objectives  and
assets,  may be cited.  Lipper performance figures  are
based  on  changes in net asset value, with all  income
and   capital   gains   dividends   reinvested.    Such
calculations  do not include the effect  of  any  sales
charges  imposed  by other funds.   The  Fund  will  be
compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the
performance of other mutual funds by Morningstar,  Inc.
("Morningstar"),  which ranks funds  on  the  basis  of
historical   risk  and  total  return.    Morningstar's
rankings  range from five stars (highest) to  one  star
(lowest) and represent Morningstar's assessment of  the
historical risk level and total return of a fund  as  a
weighted   average  for  3,  5  and  10  year  periods.
Rankings are not absolute or necessarily predictive of future performance.

     Evaluations   of   Fund   performance   made    by
independent  sources may also be used in advertisements
concerning   the   Fund,  including  reprints   of   or
selections from, editorials or articles about the Fund.
Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The  Fund  may compare its performance to  a  wide
variety  of indices and measures of inflation including
the  Standard & Poor's Index of 500 Stocks, the  NASDAQ
Over-the-Counter Composite Index and the  Russell  2000
Index.   There are differences and similarities between
the  investments  that the Fund may  purchase  for  its
portfolio  and  the  investments  measured   by   these
indices.

                INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers  LLP,  100  East  Wisconsin
Avenue,   Suite   1500,  Milwaukee,  Wisconsin   53202,
independent accountants for the Fund, audit and report on the Fund's financial statements.

                 FINANCIAL STATEMENTS

     The following financial statements of the Fund are contained herein:

          (a)  Report of Independent Accountants.

          (b)  Statement of Assets and Liabilities.

          (c)  Statement of Operations.

          (d)  Notes to the Financial Statements.

Report of Independent Accountants




To the Shareholders and Board of Directors of Bearguard Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Bearguard Fund (constituting the Bearguard
Funds, Inc. and hereafter referred to as the "Fund") at October 18, 1999 and the results of its operations for the period from April 8, 1999 (inception) through October 18, 1999, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


  /s/  PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 19, 1999

Bearguard Fund
Statement of Assets and Liabilities
October 18, 1999


ASSETS

Cash                                                      $ 100,000
Receivable from Adviser                                      56,122
Prepaid Expenses                                             48,350
                                                          ----------
Total Assests                                               204,472

LIABILITIES

Payable to Adviser                                          104,472
                                                          ----------
Total Liabilities                                           104,472
                                                          ----------
NET ASSETS                                                $ 100,000
                                                          ==========
INVESTOR CLASS
Net Assets                                                $  50,000
Shares issued and outstanding;                            ----------
  50,000,000 shares authorized                                5,000
Net asset value, offering and                             ----------
  redemption price per share                              $   10.00

INSTITUTIONAL CLASS
Net Assets                                                   50,000
Shares issued and outstanding;                            ----------
   50,000,000 shares authorized                               5,000
Net asset vaule, offering and                             ----------
   redemption price per share                             $   10.00




The accompanying notes are an integral part of these financial statements.

Bearguard Fund
Statement of Operations
For the period April 8, 1999 (inception) through October 18, 1999


EXPENSES:

Organization expenses                                            $ 56,122
Less: Expenses reimbursed by Adviser                              (56,122)
                                                                 ---------
Net income/(loss)                                                      -
                                                                 =========




The accompanying notes are an integral part of these financial statements.

Bearguard Fund
Notes to Financial Statements
As of October 18, 1999

1.   Organization

  The Bearguard Funds, Inc. (the "Corporation") was organized as a Maryland corporation on April 8, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Bearguard Fund (the "Fund"). Pursuant to the 1940
  Act, the Fund is a "diversified" series of the Corporation. The Corporation has the authority to issue 500,000,000 shares of common stock and has the authority to classify or reclassify these shares into classes and/or series. Pursuant to such power, the Board of Directors has initially designated the authorized shares of the Corporation into two classes, Investor and Institutional, at 50,000,000 each for the Bearguard Fund series. The Fund has had no operations other than those related to organizational matters, including the sale of 5,000 each of the Investor and Institutional shares of the Fund for cash, in the amount of $10 per share, to the initial investor (Robert W. Lishman, Jr.;
  Director of the Corporation and Skye Investment
  Advisors LLC - see Note 3) on October 18, 1999.


2.   Significant Accounting Policies

  Organization and Prepaid Initial State Registration and Insurance Expenses

  Expenses incurred by the Corporation in connection with the organization and initial public offering are expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 3). Prepaid initial state registration and insurance expenses are deferred and amortized over twelve months.

  Federal Income Taxes

  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  3.   Investment Adviser

  The Fund has an Investment Advisory Agreement (the
  "Agreement") with Skye Investment Advisors LLC (the
  "Adviser"), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement the Fund compensates the Adviser for its management services at the annual rate of 1.25% of the Fund's average daily net assets.

  The Adviser has agreed to waive, through October 31, 2000, its management fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 2.75% of the Investor Class's average daily net assets and 2.50% of the Institutional Class's average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the expense limitation cap of 2.75% for the Investor
  Class and 2.50% for the Institutional Class, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.



4.   Distribution and Service Plan

  The Corporation, on behalf of the Fund's Retail
  Class, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay Rafferty Capital Markets, Inc., in its capacity as the principal distributor of Investor Class shares, or any Recipient (as defined below) a distribution and shareholder servicing fee of up to 0.25% per annum of the Fund's average daily net assets attributable to the Investor Class.
  Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services to Investor Class shareholders, pursuant to a written agreement (the "Related
  Agreement"). The 12b-1 Plan is a "reimbursement" plan, which means that the fees paid by the Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1
  Plan, the unpaid amount is carried forward from period to period while the 12b-1 Plan is in effect until such time as it may be paid.

                       APPENDIX

                  SHORT-TERM RATINGS

   Standard & Poor's Short-Term Debt Credit Ratings


     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those
obligations  considered  short-term  in  the   relevant
market.    In   the  U.S.,  for  example,  that   means
obligations with an original maturity of no  more  than
365   days-including  commercial   paper.    Short-term
ratings  are also used to indicate the creditworthiness
of an obligor with respect to put features on long-term
obligations.  The result is a dual rating, in which the
short-term   rating  addresses  the  put  feature,   in
addition to the usual long-term rating.

     Ratings   are   graded  into  several  categories,
ranging  from `A-1' for the highest quality obligations
to  `D'  for  the  lowest.   These  categories  are  as
follows:

     A-1  A  short-term obligation rated `A-1' is rated
          in the highest category by Standard & Poor's.
          The  obligor's capacity to meet its financial
          commitment  on  the  obligation  is   strong.
          Within this category, certain obligations are
          designated  with  a  plus  sign  (+).    This
          indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2  A   short-term  obligation  rated   `A-2'  is
          somewhat  more  susceptible  to  the  adverse
          effects  of  changes  in  circumstances   and
          economic   conditions  than  obligations   in
          higher   rating  categories.   However,   the
          obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3  A  short-term obligation rated `A-3' exhibits
          adequate   protection  parameters.   However,
          adverse   economic  conditions  or   changing
          circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B    A short-term obligation rated `B' is regarded
          as     having     significant     speculative
          characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C    A   short-term   obligation  rated   `C'   is
          currently  vulnerable to  nonpayment  and  is
          dependent  upon favorable business, financial
          and  economic conditions for the  obligor  to
          meet   its   financial  commitment   on   the
          obligation.

     D    A  short-term  obligation  rated  `D'  is  in
          payment default.  The `D' rating category  is
          used  when payments on an obligation are  not
          made  on  the date due even if the applicable
          grace period has not expired, unless Standard
          &  Poor's believes that such payments will be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

            Moody's Short-Term Debt Ratings

     Moody's  short-term debt ratings are  opinions  of
the  ability of issuers to repay punctually senior debt
obligations.   These  obligations  have   an   original
maturity  not  exceeding  one year,  unless  explicitly
noted.     Moody's    ratings   are    opinions,    not
recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1   Issuers   rated   `Prime-1'  (or   supporting
          institutions)  have  a superior  ability  for
          repayment    of   senior   short-term    debt
          obligations.   Prime-1 repaying ability  will
          often be evidenced by many of the following characteristics:

          * Leading market positions in well-established industries.

          *  High rates of return on funds employed.

          * Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2   Issuers   rated   `Prime-2'  (or   supporting
          institutions)  have  a  strong  ability   for
          repayment    of   senior   short-term    debt
          obligations.  This will normally be evidenced
          by  many of the characteristics cited  above,
          but  to a lesser degree.  Earnings trends and
          coverage  ratios, while sound,  may  be  more
          subject    to    variation.    Capitalization
          characteristics, while still appropriate, may be more affected by external conditions.
          Ample alternate liquidity is maintained.

PRIME-3   Issuers   rated   `Prime-3'  (or   supporting
          institutions) have an acceptable ability  for
          repayment  of  senior short-term obligations.
          The  effect  of industry characteristics  and
          market  compositions may be more  pronounced.
          Variability in earnings and profitability may
          result  in  changes  in  the  level  of  debt
          protection   measurements  and  may   require
          relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

Fitch IBCA International Short-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these short-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1  Highest   credit  quality.    Indicates   the
          strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F-3  Fair credit quality.  The capacity for timely
          payment of financial commitments is adequate;
          however,  near  term  adverse  changes  could
          result   in  a  reduction  to  non-investment
          grade.

     B    Speculative.   Minimal  capacity  for  timely
          payment   of   financial  commitments,   plus
          vulnerability to near term adverse changes in financial and economic conditions.

     C    High   default  risk.   Default  is  a   real
          possibility.  Capacity for meeting  financial
          commitments   is   solely  reliant   upon   a
          sustained, favorable business and economic environment.

     D Default. Denotes actual or imminent payment default.

      Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff  &  Phelps  Credit Ratings'  short-term  debt
ratings are consistent with the rating criteria used by
money  market participants.  The ratings apply  to  all
obligations   with  maturities  of  under   one   year,
including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis  is placed on liquidity which is  defined
as  not  only cash from operations, but also access  to
alternative  sources of funds including  trade  credit,
bank  lines  and  the  capital markets.   An  important
consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit
Ratings' short-term debt ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-
dealer  requirements, specifically capital  computation
guidelines.   These  ratings meet Department  of  Labor
ERISA  guidelines governing pension and profit  sharing
investments.   State  regulators  also  recognize   the
ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating Scale:  Definition

          High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1       Very high certainty of timely payment.
          Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

             Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound.
          Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

             Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade.
          Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

             Non-investment Grade

D-4       Speculative investment characteristics.
          Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

             Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.

                   LONG-TERM RATINGS

    Standard & Poor's Long-Term Debt Credit Ratings

     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Credit  ratings are based, in varying degrees,  on
the  following  considerations:   (1)   likelihood   of
payment-capacity and willingness of the obligor to meet
its financial commitment on an obligation in accordance
with  the terms of the obligation;  (2)  nature of  and
provisions  of  the  obligation;  and  (3)   protection
afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The  rating definitions are expressed in terms  of
default   risk.   As  such,  they  pertain  to   senior
obligations  of  an  entity.   Junior  obligations  are
typically  rated  lower  than  senior  obligations,  to
reflect  the  lower  priority  in  bankruptcy.    (Such
differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA  An  obligation  rated `AAA' has  the  highest
          rating  assigned by Standard &  Poor's.   The
          obligor's capacity to meet its financial commitment on the obligation is EXTREMELY
          STRONG.

     AA   An  obligation  rated `AA' differs  from  the
          highest  rated  obligations  only  in   small
          degree.   The obligor's capacity to meet  its
          financial commitment on the obligation is VERY STRONG.

     A    An  obligation  rated `A'  is  somewhat  more
          susceptible to the adverse effects of changes
          in circumstances and economic conditions than
          obligations   in  higher  rated   categories.
          However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB  An  obligation rated `BBB' exhibits  ADEQUATE
          protection   parameters.   However,   adverse
          economic conditions or changing circumstances
          are   more  likely  to  lead  to  a  weakened
          capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC, `CC',  and  `C'
are   regarded   as   having  significant   speculative
characteristics.  `BB' indicates the  least  degree  of
speculation   and   `C'   the  highest.    While   such
obligations   will   likely
have  some   quality   and
protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues.
          However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B    An obligation rated `B' is MORE VULNERABLE to
          nonpayment than obligations rated  `BB',  but
          the  obligor  currently has the  capacity  to
          meet   its   financial  commitment   on   the
          obligation.   Adverse business, financial  or
          economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC  An   obligation  rated  `CCC'  is   CURRENTLY
          VULNERABLE  to nonpayment, and  is  dependent
          upon   favorable  business,   financial   and
          economic conditions for the obligor to meet its financial commitment on the obligation.
          In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC   An  obligation rated `CC' is CURRENTLY HIGHLY
          VULNERABLE to nonpayment.

     C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D    An   obligation  rated  `D'  is  in   payment
          default.   The  `D' rating category  is  used
          when  payments on an obligation are not  made
          on  the date due even if the applicable grace
          period  has  not expired, unless  Standard  &
          Poor's  believes that such payments  will  be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Moody's Long-Term Debt Ratings

     Aaa  Bonds which are rated `Aaa' are judged to  be
          of the best quality.  They carry the smallest
          degree  of  investment risk and are generally
          referred   to  as  "gilt  edged."    Interest
          payments  are protected by a large or  by  an
          exceptionally stable margin and principal  is
          secure.    While   the   various   protective
          elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa   Bonds  which are rated `Aa' are judged to  be
          of  high  quality by all standards.  Together
          with  the  Aaa group they comprise  what  are
          generally  known as high-grade  bonds.   They
          are  rated lower than the best bonds  because
          margins of protection may not be as large  as
          in   Aaa   securities   or   fluctuation   of
          protective   elements  may  be   of   greater
          amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     A    Bonds  which  are  rated  `A'  possess   many
          favorable investment attributes and are to be
          considered as upper-medium-grade obligations.
          Factors  giving  security  to  principal  and
          interest   are   considered   adequate,   but
          elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa  Bonds which are rated `Baa' are considered as
          medium-grade  obligations  (i.e.,  they   are
          neither highly protected nor poorly secured).
          Interest   payments  and  principal  security
          appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba   Bonds which are rated `Ba' are judged to have
          speculative elements; their future cannot  be
          considered   as  well-assured.    Often   the
          protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated `B' generally lack characteristics of the desirable investment.
          Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa  Bonds  which  are  rated `Caa'  are  of  poor
          standing.   Such issues may be in default  or
          there may be present elements of danger with respect to principal or interest.

     Ca   Bonds   which   are  rated   `Ca'   represent
          obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C    Bonds  which  are rated `C'  are  the  lowest
          rated class of bonds, and issues so rated can
          be   regarded   as   having  extremely   poor
          prospects   of   ever  attaining   any   real
          investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in
each  generic  rating classification from `Aa'  through
`B.'   The  modifier  1 indicates that  the  obligation
ranks in the higher end of its generic rating category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch IBCA International Long-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these long-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

                   Investment Grade

     AAA       Highest  credit quality.  `AAA'  ratings
               denote  the lowest expectation of credit
               risk.  They are assigned only in case of
               exceptionally strong capacity for timely
               payment of financial commitments.   This
               capacity  is  highly  unlikely   to   be
               adversely    affected   by   foreseeable
               events.

     AA        Very  high credit quality.  `AA' ratings
               denote  a very low expectation of credit
               risk.    They   indicate   very   strong
               capacity for timely payment of financial
               commitments.   This  capacity   is   not
               significantly vulnerable to foreseeable events.

     A         High credit quality.  `A' ratings denote
               a  low expectation of credit risk.   The
               capacity for timely payment of financial
               commitments is considered strong.   This
               capacity  may,  nevertheless,  be   more
               vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB       Good   credit  quality.   `BBB'  ratings
               indicate that there is currently  a  low
               expectation   of   credit   risk.    The
               capacity for timely payment of financial
               commitments is considered adequate,  but
               adverse changes in circumstances and  in
               economic  conditions are more likely  to
               impair  this  capacity.   This  is   the
               lowest investment grade category.

                   Speculative Grade

     BB        Speculative.  `BB' ratings indicate that
               there  is  a possibility of credit  risk
               developing, particularly as  the  result
               of  adverse  economic change over  time;
               however,     business    or    financial
               alternatives may be available to allow financial commitments to be met.

     B         Highly    speculative.    `B'    ratings
               indicate that significant credit risk is
               present, but a limited margin of  safety
               remains.    Financial  commitments   are
               currently  being met; however,  capacity
               for continued payment is contingent upon
               a   sustained,  favorable  business  and
               economic environment.

CCC, CC, C     High default risk.  Default  is  a
               real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD and D  Default.   Securities  are  not
               meeting  current  obligations  and   are
               extremely speculative.  `DDD' designates
               the  highest  potential for recovery  of
               amounts  outstanding on  any  securities
               involved.   For  U.S.  corporates,   for
               example,    `DD'   indicates    expected
               recovery   of   50%  -   90%   of   such
               outstandings,   and   `D'   the   lowest
               recovery potential, i.e. below 50%.

      Duff & Phelps, Inc. Long-Term Debt Ratings

     These  ratings represent a summary opinion of  the
issuer's   long-term   fundamental   quality.    Rating
determination is based on qualitative and  quantitative
factors  which may vary according to the basic economic
and financial characteristics of each industry and each
issuer.  Important considerations are vulnerability  to
economic  cycles  as  well as  risks  related  to  such
factors  as competition, government action, regulation,
technological   obsolescence,   demand   shifts,   cost
structure  and  management depth  and  expertise.   The
projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form
of   the   security   (e.g.,  first   mortgage   bonds,
subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

     The  Credit Rating Committee formally reviews  all
ratings   once   per  quarter  (more   frequently,   if
necessary).   Ratings of `BBB-` and higher fall  within
the  definition  of  investment  grade  securities,  as
defined  by bank and insurance supervisory authorities.
Structured finance issues, including real estate, asset-
backed  and mortgage-backed financings, use  this  same
rating  scale.   Duff  &  Phelps Credit  Rating  claims
paying  ability ratings of insurance companies use  the
same  scale with minor modification in the definitions.
Thus,  an  investor can compare the credit  quality  of
investment    alternatives   across   industries    and
structural types.  A "Cash Flow Rating" (as  noted  for
specific   ratings)  addresses  the   likelihood   that
aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition



AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+        High credit quality.  Protection factors are
AA         strong.  Risk is modest but may
AA- vary slightly from time to time because of economic conditions.

A+         Protection factors are average but adequate.
A          However, risk factors are more
A- variable and greater in periods of economic stress.


BBB+       Below-average protection factors  but  still
BBB        considered sufficient for prudent
BBB- investment. Considerable variability in risk during economic cycles.


BB+        Below investment grade but deemed likely  to
BB         meet obligations when due.
BB- Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.
           Overall quality may move up or
           down frequently within this category.


B+         Below  investment grade and possessing  risk
B          that obligations will not be met
B- when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC        Well  below  investment  grade  securities.
           Considerable uncertainty exists as to
           timely payment of principal, interest or preferred dividends.
           Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


DP        Preferred stock with dividend arrearages.